UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): December 9, 2005
Innuity, Inc.
(Formerly Source Energy Corp)
(Exact name of registrant as specified in its charter)

Utah	0-29129	87-0370820
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
8644 154th Avenue NE
Redmond, WA 98052
(Address of principal executive offices)
(425) 497-9909
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

     As used in this Current Report on Form 8-K, unless the context otherwise requires, the terms “we,” “us,” “the Company,” and “Innuity” refer to Innuity, Inc., a Utah corporation, and its subsidiaries.
Item 8.01. Other Events.
     On December 12, 2003, we amended our articles of incorporation to change our name to Innuity, Inc. In connection with our name change, our shares of Common Stock now trade on the OTC Bulletin Board under the symbol “INNU.OB.”
     Our special meeting of shareholders was held on December 9, 2005. At the meeting, the following two proposals were considered and approved by the shareholders of the Company:
•	approval of an amendment to our articles of incorporation to change our name to Innuity, Inc; and

•	approval of the Innuity, Inc. Amended and Restated 1999 Stock Option Plan.
Item 9.01. Financial Statements and Exhibits.
(c)     Exhibit

Exhibit No.	Description

99.1	Press release, dated December 20, 2005, regarding changing the company’s name to Innuity, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNUITY, INC.
Dated: December 20, 2005	By:	/s/ John R. Wall
John R. Wall
Chief Executive Officer

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